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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 21, 2001
                                                         -----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                 1-4174               73-0569878
               --------             ---------------      ------------------
            (State or other           (Commission         (I.R.S. Employer
            jurisdiction of           File Number)       Identification No.)
            incorporation)



    One Williams Center, Tulsa, Oklahoma                     74172
    ------------------------------------                     -----
  (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events.

         The Williams Companies, Inc. ("Williams") announced today that international rating agencies Fitch, Inc., Standard & Poor's and Moody's Investors Service have reaffirmed Williams' investment-grade ratings. The moves follow Williams' announcement on Wednesday of its plan to strengthen its balance sheet and liquidity profile. Williams' ratings for its senior unsecured debt are: Fitch "BBB", Moody's "Baa2" and Standard & Poor's "BBB".

Item 7.    Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99.1 Copy of Williams' press release dated December 21, 2001, publicly announcing the matters reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE WILLIAMS COMPANIES, INC.


Date: December 21, 2001                         /s/ SUZANNE H. COSTIN
                                                --------------------------------
                                                Name:    Suzanne H. Costin
                                                Title:   Corporate Secretary


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